TOUCHSTONE STRATEGIC TRUST
Touchstone Growth Opportunities Fund (the “Fund”)
Supplement dated February 24, 2025 to the Prospectus, Summary Prospectus, and Statement of Additional Information each dated July 29, 2024
Change in Name, Sub-Adviser, Benchmark, Investment Strategy, and Reduction in Advisory Fee and Expenses of the Fund

At a meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”) held on February 13, 2025, Touchstone Advisors, Inc. (“Touchstone”) proposed, and the Board approved, the following changes to the Fund, which will take effect on or about May 9, 2025 (the “Effective Date”): a name change for the Fund to the Touchstone Dynamic Large Cap Growth Fund, the appointment of Los Angeles Capital Management LLC (“Los Angeles Capital”) as sub-adviser to the Fund, new primary and secondary benchmarks, and the changes to the Fund’s principal investment strategies as detailed herein (together, the “Updates”). Hal W. Reynolds, Ed Rackham, and Daniel Arche, each of Los Angeles Capital, will serve as the Fund’s portfolio managers beginning on the Effective Date. The Updates do not require shareholder approval.

On the Effective Date, all references to Westfield Capital Management Company, L.P. (“Westfield”), the Fund’s current sub-adviser, in the summary prospectus, prospectus, and Statement of Additional Information (“SAI”) will be deleted and replaced with Los Angeles Capital and all references to the Touchstone Growth Opportunities Fund will be deleted and replaced with Touchstone Dynamic Large Cap Growth Fund. Los Angeles Capital also serves as sub-adviser to the Touchstone Dynamic International ETF, a series of Touchstone ETF Trust. As the sub-adviser, Los Angeles Capital will make investment decisions for the Fund and will also ensure compliance with the Fund’s investment policies and guidelines. As of December 31, 2024, Los Angeles Capital managed approximately $30.9 billion in assets.

The following changes to the Fund’s principal investment strategies will be made in connection with the Updates, which will take effect on the Effective Date:
	Current:	New (upon Effective Date):
Principal Investment Strategies:
The Fund invests primarily in stocks of domestic growth
companies that the sub-adviser, Westfield Capital
Management Company, L.P. (“Westfield”), believes have a
demonstrated record of achievement with excellent
prospects for earnings growth over a one to three year
period. In choosing securities, Westfield looks for
companies that it believes are reasonably priced with
high forecasted earnings potential. The Fund may invest
in companies of any market capitalization.

The Fund invests, under normal circumstances, at least
80% of its assets in common stocks of large capitalization
growth U.S. listed companies. For purposes of this
non-fundamental policy, a large capitalization growth
company will typically be a company that is a
constituent of the Russell 1000® Growth Index at the
time of purchase. Constituent companies of the Russell
1000® Growth Index have a market capitalization
between approximately $[ ] million and $[ ] trillion, as of
[], 2025. The constituent companies of the Russell 1000®
Growth Index will change with market conditions. The
Fund’s 80% policy is a non-fundamental investment
policy that can be changed by the Fund upon 60 days’
prior written notice to shareholders.

Westfield expects to hold investments in the Fund for an
average of 12 to 24 months. However, changes in
Westfield’s outlook and market conditions may
significantly affect the amount of time the Fund holds a
security. The Fund’s portfolio turnover may vary greatly
from year to year and during a particular year. As a result, the Fund may engage in frequent and active trading as
part of its principal investment strategy.

The Fund’s sub-adviser, Los Angeles Capital Management
LLC (“Los Angeles Capital”), employs a quantitative
investment process for security selection and risk
management. Los Angeles Capital’s Dynamic Alpha
Stock Selection Model® (the Model) is a proprietary
quantitative model used to build equity portfolios that
adapt to market conditions. The Model considers a range
of valuation, earnings and management characteristics
to identify current drivers of return. Los Angeles capital
believes that investor attitudes towards key investment
risks change over the course of a market cycle and are a
key determinant in explaining security returns. Utilizing
these characteristics, Los Angeles Capital seeks to
construct a risk-controlled, forward-looking portfolio

Current:	New (upon Effective Date):
designed to adapt to changing market conditions.

The Fund generally will sell a security if one or more of
the following occurs: Westfield’s predetermined price
target objective is exceeded; there is an alteration to the
original investment case; valuation relative to the stock’s
peer group is no longer attractive; or better risk/reward
opportunities are found in other stocks.

By including fundamental data inputs for a universe of
U.S. equity securities and, through the use of statistical
tools, the Model estimates expected returns based on
each security’s risk characteristics and the expected
return to each characteristic in the current market
environment. Return forecasts are developed through a
three-step process.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.
First, the research process measures each security’s
exposure to different risk factors through an analysis of
financial statements, earnings forecasts, and statistical
properties of historic stock returns.

Second, the Model determines the “risk premium” or
price of each risk factor through a rigorous attribution
and statistical analysis of the returns related to each of
the risk factors over the recent past.

Third, return forecasts are developed by combining each company’s exposure with the “risk premium” associated with each risk factor. Risk factors taken into account can change over time

Security weights are assigned through an integrated
optimization process that is model driven, which
identifies the portfolio with the highest expected return
for an acceptable level of risk. The Fund’s portfolio is
rebalanced periodically using the quantitative Model.

Los Angeles Capital seeks to generate incremental
investment returns above the Fund’s benchmark, while
attempting to control investment risk relative to the
benchmark. While Los Angeles Capital does not set price
targets or valuation constraints, it will sell a security if it no longer has the desired risk characteristics, or if there
are concerns about a particular company’s merits. As
economic conditions change and investor risk
preferences evolve, Los Angeles Capital’s forecasts will
change accordingly.

The Fund will typically hold 80-120 securities. The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.
The Fund’s current sub-adviser, Westfield, will continue to serve as sub-adviser until the Effective Date of the Updates. Upon the Effective Date of the Updates, the following principal risk will be added: Quantitative Strategy Risk. This risk factor will be set forth in an updated summary prospectus and prospectus for the Fund.
Benchmarks
The Fund's new primary benchmark will be the Russell 3000® Index and its new secondary benchmark will be the Russell 1000® Growth Index.
Reduction in Advisory Fee
Upon the Effective Date, the Fund will pay Touchstone an advisory fee at an annualized rate of 0.60% on the first $200 million and 0.40% on assets over $200 million. Prior to the Effective Date, the Fund paid Touchstone an advisory fee at an annualized rate of 0.75% on the first $500 million, 0.70% on the next $500 million, and 0.65% on assets over $1 billion. The Fund’s advisory fee is accrued daily and paid monthly based on the Fund’s average net assets during the month.

Reduction in Expense Limitation for the Fund’s Shares Classes
Additionally, upon the Effective Date, Touchstone has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.99%, 1.71%, 0.66%, and 0.60% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively. This contractual expense limitation is effective through at least May 29, 2026. The Fund’s current contractual expense limitation is 1.24%, 1.99%, 0.99%, and 0.89% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively.
There will be no other changes to the Fund, other than those described herein. Shareholders of the Fund will receive an updated Summary Prospectus and Information Statement at a future date providing more information about the changes detailed herein.
* * * * *
Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-4520-2502